Exhibit 10.4

Better World Acquisition Corp.

733 Third Avenue, 18th Floor

New York, New York 10017

November 12, 2020

NGEN MGT II, LLC

733 Third Avenue, 18th Floor

New York, New York 10017

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of Better World Acquisition Corp’s (the “Company”) securities and continuing until the earlier of (i) the consummation by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), NGEN MGT II, LLC shall make available to the Company certain office space, utilities and secretarial support as may be required by the Company from time to time, situated at 733 Third Avenue, 18th Floor, New York, New York 10017 (or any successor location). In exchange therefore, the Company shall pay NGEN MGT II, LLC the sum of $10,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date. NGEN MGT II, LLC hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) to be established upon the consummation of the IPO (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

[Signature Page Follows]

Very truly yours,

Better World ACQUISITION CORP.

By:	/s/ Rosemary L. Ripley
	Name:	Rosemary L. Ripley
	Title:	Chief Executive Officer

AGREED TO AND ACCEPTED BY:

NGEN MGT II, LLC

By:	/s/ Rosemary L. Ripley
	Name:	Rosemary L. Ripley
	Title:	Authorized Person

[Signature Page to Administrative Services Agreement]